LIMITED PARTNERSHIP	12 Months Ended
Dec. 31, 2010
Partners' Capital Notes [Abstract]
Limited Partnership [Text Block]
LIMITED PARTNERSHIP

In early 1998, a subsidiary of the Company purchased the 20 percent limited partner interests of outside investors in a consolidated subsidiary, Chemtech Royalty Associates L.P., for a fair value of $210 million in accordance with wind-up provisions in the partnership agreement. The limited partnership was renamed Chemtech II L.P. (“Chemtech II”). In June 1998, the Company contributed assets with an aggregate fair value of $783 million (through a wholly owned subsidiary) to Chemtech II and an outside investor acquired a limited partner interest in Chemtech II totaling 20 percent in exchange for $200 million. In September 2000, the Company contributed additional assets with an aggregate fair value of $18 million (through a wholly owned subsidiary) to Chemtech II. During the second quarter of 2008, the minority outside investor presented the Company with a liquidation notice, resulting in Dow’s election to purchase the outside investor’s share in the partnership for $200 million. The transaction was completed in the second quarter of 2008.

Prior to the sale of its interest, the outside investor in Chemtech II received a cumulative annual priority return on its investment and participated in residual earnings. For financial reporting purposes, the assets (other than intercompany loans, which were eliminated), liabilities, results of operations and cash flows of the partnership and subsidiaries were included in the Company’s consolidated financial statements, and the outside investor’s limited partner interest was included in “Noncontrolling interests” in the consolidated balance sheets.